UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 6, 2017 (December 6, 2017)

Bob Evans Farms, Inc. (Exact name of registrant as specified in its charter)

Delaware	0-1667	31-4421866
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)
8111 Smith’s Mill Road, New Albany, Ohio 43054
(Address of principal executive offices Zip Code)
(614) 491-2225
(Registrant’s telephone number, including area code)
Not applicable
(Former name, former address and formal fiscal year, if changed since last report)
_______________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2b)
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c)

Item 2.02.    Results of Operations and Financial Condition.

On December 6, 2017, Bob Evans Farms, Inc., a Delaware corporation (the “Company”) issued a news release announcing financial results for the second quarter of fiscal year 2018 ended October 27, 2017. A copy of the news release and a fact sheet with additional financial information is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Within the news release the Company sets forth the reasons it believes that the presentation of the non-GAAP financial measures contained in the press release provide useful information to investors regarding the Company’s financial condition and results of operations. To the extent material, the exhibit also discloses the additional purposes, if any, for which the Company’s management uses these non-GAAP financial measures. A reconciliation of these non-GAAP financial measures with the most directly comparable GAAP financial measures is included in news release and fact sheet.

The information in this Form 8-K, including the information contained in Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly set forth by specific reference in such filing.

Item 9.01.    Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired - Not Applicable
(b) Pro Forma Financial Information - Not applicable
(c) Shell Company Transactions - Not Applicable
(d) Exhibits:

The following exhibits are included with this Current Report on Form 8‑K:

99.1	News release issued by Bob Evans Farms, Inc. on December 6, 2017 announcing the financial results for the second quarter of fiscal year 2018 ended October 27, 2017.	Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOB EVANS FARMS, INC.

Date: December 6, 2017	By:	/s/ Mark E. Hood
Mark E. Hood, Chief Financial Officer and Chief Administrative Officer